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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                            ---------------------

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                     -----------



                       ------------------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

      NEW YORK                                             13-4941247
  (Jurisdiction of Incorporation                           (I.R.S. Employer
  if not a U.S. national bank)                             Identification n.)


  130 LIBERTY STREET
  NEW YORK, NEW YORK                                       10006
  (Address of principal                                    (Zip Code)
  executive offices)

                       ------------------------------

                         CENTRAL EUROPEAN MEDIA
                         ENTERPRISES LTD.
                         (Exact name of Registrant as Specified
                                   in its Charter)

                                    BERMUDA
                        (Jurisdiction of incorporation)


                                      NONE
                    (I.R.S. Employer Identification Number)

 Clarendon House                                                Leonard M. Fertig
 Church Street                                                  Chief Executive Officer
 Hamilton HM/CX                                                 Central European Media Enterprises Ltd.
 Bermuda                                                        c/o CME Development Corporation
 (441) 296-1431                                                 18 D'Arblay Street
                                                                London W1V 3FP England
 (Address and telephone number of                               44-171-292-7900
 Registrant's principal executive offices)
                                                        (Name, address, including zip code, and telephone
                                                        number, including area code, of agent for service)

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                                  SENIOR NOTES
                         (Title of the indenture securities)

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                                      -2-



ITEM   1.     GENERAL INFORMATION.

              Furnish the following information as to the trustee.

              (a) Name and address of each examining or supervising authority to which it is subject.

              NAME                                       ADDRESS
              ----                                       -------
              Federal Reserve Bank (2nd District)        New York, NY
              Federal Deposit Insurance Corporation      Washington, D.C.
              New York State Banking Department          Albany, NY

              (b)  Whether it is authorized to exercise corporate trust powers.

                   Yes.

ITEM   2.     AFFILIATIONS WITH OBLIGOR.

              If the obligor is an affiliate of the Trustee, describe each such affiliation.

              None.

ITEM   3.-15. NOT APPLICABLE

ITEM  16.     LIST OF EXHIBITS.

              EXHIBIT 1 -      Restated Organization Certificate of Bankers
                               Trust Company dated August 7, 1990 and
                               Certificate of Amendment of the Organization
                               Certificate of Bankers Trust Company dated
                               June 21, 1995 - Incorporated herein by
                               reference to Exhibit 1 filed with Form 1
                               Statement, Registration No. 33-65171, and
                               Certificate of Amendment of the Organization
                               Certificate of Bankers Trust Company dated
                               March 20, 1996.

              EXHIBIT 2 -      Certificate of Authority to commence business
                               - Incorporated herein by reference to Exhibit
                               2 filed with Form T-1 Statement, Registration
                               No. 33-21047.

              EXHIBIT 3 -      Authorization of the Trustee to exercise
                               corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1
                               Statement, Registration No. 33-21047.

              EXHIBIT 4 -      Existing By-Laws of Bankers Trust Company,
                               dated as amended on February 18, 1997. -
                               Incorporated herein by reference to Exhibit 4
                               filed with Form T-1 Statement, Registration
                               No. 333-24509-01.
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                                      -3-


              EXHIBIT 5 -      Not applicable.

              EXHIBIT 6 -      Consent of Bankers Trust Company required by
                               Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form
                               T-1 Statement, Registration No. 22-18864.

              EXHIBIT 7 -      A copy of the latest report of condition of
                               Bankers Trust Company dated as of December 31,
                               1996 - Attached

              EXHIBIT 8 -      Not Applicable

              EXHIBIT 9 -      Not Applicable
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                                   SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of July, 1997.


                                         BANKERS TRUST COMPANY



                                         By:/s/ PETER M. LAGATTA
                                            -------------------------------
                                               Peter M. Lagatta
                                               Assistant Treasurer

Legal Title of Bank:  Bankers Trust Company                                         Call Date:   12/31/96 ST-BK: 36-4840  FFIEC 031
Address:              130 Liberty Street                                            Vendor ID: D          CERT: 00623     Page RC-1
City, State   Zip:    New York, NY 10006                                                                                  11
FDIC Certificate No.: |0|0|6|2|3|
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
Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks December 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                             ----------
                                                                                                             |  C400  |
                                                                                                 ------------ --------

                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
------------------------------------------------------------------------------------------------- --------------------
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     1,545,000 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071     2,494,000 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754             0 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     4,368,000 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276     3,651,000 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277     3,230,000 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    27,239,000 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       917,000 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ----------------------------
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    28,889,000 |  4.d.
 5. Assets held in trading accounts ............................................................ | 3545    38,272,000 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       914,000 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150       213,000 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130       184,000 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155       597,000 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143        17,000 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160     6,056,000 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    90,430,000 | 12.
                                                                                                 ----------------------

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:  Bankers Trust Company                                         Call Date:   12/31/96 ST-BK: 36-4840  FFIEC 031
Address:              130 Liberty Street                                            Vendor ID: D          CERT: 00623     Page RC-2
City, State   Zip:    New York, NY 10006                                                                                  12
FDIC Certificate No.: |0|0|6|2|3|

Schedule RC--Continued

                                                                                               ---------------------------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
----------------------------------------------------------------------------------------------- -------------------------
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) ..... | RCON 2200    11,985,000 | 13.a.
                                                                   ----------------------------
       (1) Noninterest-bearing(1) ................................ | RCON 6631       2,734,000 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       6,657,000 | /////////////////////// | 13.a.(2)
                                                                   ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200    21,619,000 | 13.b.
                                                                   ----------------------------
       (1) Noninterest-bearing ................................... | RCFN 6631         654,000 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636      22,731,000 | /////////////////////// | 13.b.(2)
                                                                   ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278     6,560,000 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       120,000 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840             0 | 15.a.
    b. Trading liabilities ................................................................... | RCFD 3548    19,172,000 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With original maturity of one year or less ............................................ | RCFD 2332    15,909,000 | 16.a.
    b. With original maturity of more than one year .......................................... | RCFD 2333     3,097,000 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        31,000 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920       597,000 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200     1,229,000 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930     5,235,000 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    85,554,000 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838       600,000 | 23.
24. Common stock ............................................................................. | RCFD 3230     1,001,000 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839       540,000 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632     3,131,000 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434       (14,000)| 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284      (382,000)| 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     4,876,000 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    90,430,000 | 29.
                                                                                               ---------------------------


Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that                                         Number
    best describes the most comprehensive level of auditing work performed                                ----------------
    for the bank by independent external auditors as of any date during 1995 ...........................  | RCFD 6724 N/A | M.1.
                                                                                                          -----------------

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company       5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing         auditors
    standards by a certified public accounting firm which        6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company             auditors
    (but not on the bank separately)                             7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)
------------

(1) Including total demand deposits and noninterest-bearing time and savings deposits.